UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2008

ThermoEnergy Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

          33-46104-FW                                                                                                 71-00659511

(Commission File Number)                                                                     (IRS Employer Identification No.)

                  124 West Capitol Avenue, Suite 880, Little Rock, Arkansas                                                                 72201

                                 (Address of principal executive offices)                                                                                     (Zip Code)

(501) 376-6477

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 -- Regulation FD Disclosure.

On March 25, 2008, we issued a press release announcing that we have retained Alliance Advisors to provide investor relations services. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1	Press Release issued by ThermoEnergy Corporation, dated March 25, 2008, entitled “ThermoEnergy Corp. Retains Alliance Advisors to Initiate a Proactive Investor Relations Program”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERMOENERGY CORPORATION
(Registrant)
Date: March 25, 2008	By:	/s/ Andrew T. Melton
Andrew T. Melton
Title: Executive Vice President and Chief Financial Officer